UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2005

CHECKFREE CORPORATION

(Exact Name of Registrant as specified in its charter)

Delaware	0-26802	58-2360335

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

4411 East Jones Bridge Road
Norcross, Georgia 30092
(678) 375-3000
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD.

     On May 3, 2005, CheckFree Corporation (“CheckFree” or the “Company”) issued a press release (the “Press Release”) updating its previously announced financial expectations for its fourth quarter and current fiscal year, which end on June 30, 2005, as a result of its acquisition of Accurate Software Limited (“Accurate”). Pursuant to General Instruction F of Form 8-K, a copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The information in this Item 7.01 of Form 8-K, as well as Exhibit 99.1, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     CheckFree announced that for the quarter and fiscal year ending June 30, 2005, it expects Accurate to contribute about $3 million to CheckFree revenue. For the fourth quarter of fiscal 2005 and fiscal year ending June 30, 2005, CheckFree expects the acquisition to be about $0.02 dilutive to GAAP earnings per share due to charges associated with closing the transaction, and expects the acquisition to be about neutral to underlying earnings per share. CheckFree further announced that it is now projecting fourth quarter revenue in the range of $197 to $202 million. GAAP earnings per share in the fourth quarter are now projected in the range of $0.13 to $0.15, while underlying earnings per share in the fourth quarter are expected to continue to be $0.37 to $0.39. GAAP earnings per share for fiscal 2005 are now projected in the range of $0.51 to $0.53, while underlying earnings per share for fiscal 2005 are expected to continue to be $1.41 to $1.43. These projections for GAAP and underlying earnings per share differ from CheckFree’s prior announcement of fourth quarter expectations on April 19, 2005. CheckFree further announced that it expects the Accurate acquisition to be neutral to modestly accretive to earnings per share for the fiscal year ending June 30, 2006. The Accurate business operations and financial results will be reported as part of the Software Division.

     The difference between GAAP (Generally Accepted Accounting Principles) and underlying earnings expectations for fiscal 2005 and the fourth quarter of fiscal 2005 is due to expected acquisition-related intangible amortization expense and a gain on the sale of investments, along with the related tax impact of each. See “Use of Non-GAAP Financial Information” below for a discussion of CheckFree’s use of non-GAAP financial measures such as underlying earnings per share.

Use of Non-GAAP Financial Information

     CheckFree supplements its reporting of revenue, income (loss) from operations, net income (loss) and earnings (loss) per share information determined in accordance with GAAP by using “underlying revenue,” underlying income (loss) from operations,” “underlying net income (loss)” and “underlying earnings (loss) per share.” Management believes that certain non-cash adjustments to revenue or expense enhance Checkfree’s evaluation of its performance, and are not pertinent to day to day operational decision making in the business. Therefore, CheckFree excludes these items from GAAP revenue, income (loss) from operations, net income (loss) and earnings (loss) per share in calculating underlying revenue, underlying income (loss) from operations, underlying net income (loss) and underlying earnings (loss) per share.

     Examples of such non-cash charges may include, but not be limited to, intangible asset amortization expense and in-process research and development costs associated with acquisitions, charges associated with the impairment of intangible assets, charges resulting from warrants issued to third parties, and charges associated with reorganization activities, all offset by the cumulative tax impact of these charges. CheckFree excludes these items in order to more clearly focus on the factors it believes are pertinent to the daily management of its operations, and management uses underlying results to evaluate the impact of operational business decisions. CheckFree regularly reports underlying results to its Chairman and Chief Executive Officer, the Company’s chief operating decision maker, who uses this information in allocating resources to CheckFree’s various business units. Additionally, as CheckFree rewards its management for their decisions that increase revenue and decrease controllable costs, the Company uses underlying revenue and underlying income (loss) from operations as factors in determining short-term incentive compensation for management, and uses underlying revenue, underlying net income (loss) and underlying earnings (loss) per share as factors in determining long-term incentive compensation for management.

     Because CheckFree utilizes underlying financial results in the management of its business and to determine incentive compensation for management, the Company believes this supplemental information is useful to investors for their independent evaluation and understanding of the performance of the Company’s management and its core business performance.

     CheckFree’s underlying revenue, underlying income (loss) from operations, underlying net income (loss) and underlying earnings (loss) per share should be considered in addition to, and not as a substitute for, revenue, income (loss) from operations, net income (loss) or earnings (loss) per share or any other amount determined in accordance with GAAP. CheckFree’s measures of underlying revenue, underlying income (loss) from operations, underlying net income (loss) and underlying earnings (loss) per share reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

Forward-Looking Statements

     Certain of CheckFree’s statements contained or incorporated by reference in this Form 8-K are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s intentions, plans, beliefs, expectations or projections of the future, and include statements in this document regarding forecasts and expectations of revenue and earnings per share for the fourth quarter and earnings per share for fiscal 2005 as a whole (paragraph 2 of Item 7.01 of this Form 8-K and paragraphs 9 and 10 of the Press Release). Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in CheckFree’s business, and other risks and uncertainties detailed from time to time in CheckFree’s periodic reports filed with the Securities and Exchange Commission, including CheckFree’s Annual Report on Form 10-K for the year ended June 30, 2004 (filed September 3, 2004), Form 10-Q for the quarter ended September 30, 2004 (filed November 9, 2004) and Form 10-Q for the quarter ended December 31, 2004 (filed February 8, 2005). One or more of these factors have affected, and could in the future affect CheckFree’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by CheckFree, or any other person, that the objectives and plans of CheckFree will be achieved. All forward-looking statements contained or incorporated by reference in this Form 8-K are based on information presently available to management, and CheckFree assumes no obligation to update any forward-looking statements.

Item 8.01. Other Events.

     CheckFree announced today that it has completed the closing of its acquisition of Accurate. CheckFree has purchased all of the outstanding shares of Accurate for approximately $56 million in cash, subject to certain post-closing adjustments. The closing was effective on April 30, 2005.

     Accurate is a United Kingdom-based provider of reconciliation, exception management, workflow and business intelligence solutions.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1*	CheckFree Corporation’s Press Release issued May 3, 2005.

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* Such press release is being “furnished” (not filed) under Item 7.01 of this Current Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CheckFree Corporation
Date: May 3, 2005	By:	/s/ David E. Mangum

David E. Mangum, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	CheckFree Corporation’s Press Release issued May 3, 2005.

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* Such press release is being “furnished” (not filed) under Item 7.01 of this Current Report on Form 8-K.

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